                     INVESTMENT ADVISORY CONTRACT SUPPLEMENT

                               HSBC Investor Funds
                                3435 Stelzer Road
                              Columbus, Ohio 43219


                                                                November 1, 2006

HSBC Investments (USA) Inc.
452 Fifth Avenue
18th Floor
New York, NY 10005

Dear Sirs:

         Re:  HSBC Investor Global Emerging Markets Fixed Income Fund

         This will confirm the agreement between the undersigned (the "Trust") and HSBC Investments (USA) Inc. (the "Adviser") as follows:

         1. The Trust is an open-end management investment company organized as a Massachusetts business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate series of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. HSBC Investor Global Emerging Markets Fixed Income Fund (the "Fund") is a separate investment portfolio of the Trust.

         2. The Trust and the Adviser have entered into an Investment Advisory Contract dated June 30, 2000 and amended and restated December 10, 2001 ("Advisory Contract") pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Advisory Contract.

         3. As provided in paragraph 1 of the Advisory Contract, the Trust hereby adopts the Advisory Contract with respect to the Fund and the Adviser hereby acknowledges that the Advisory Contract shall pertain to the Fund, the terms and conditions of the Advisory Contract being hereby incorporated herein by reference.

         4. The term "Covered Fund" as used in the Advisory Contract shall, for purposes of this Supplement, pertain to the Fund.

         5. As provided in paragraph 6 of the Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Fund pay the Adviser a monthly fee on the first business day of each month at the annual rate of 0.40% of the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month.

         6. This Supplement and the Advisory Contract (together, the "Contract") shall become effective with respect to the Fund effective as of November 1, 2006 for the Fund and shall continue in effect with respect to the Fund, and shall continue in effect thereafter, but only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.

         If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                              Very truly yours,

                                              HSBC INVESTOR FUNDS


                                              By
                                                  -----------------------------
                                                  Name:
                                                  Title:

ACCEPTED:

HSBC INVESTMENTS (USA) INC.


By
   ------------------------------------
Title:

                     INVESTMENT ADVISORY CONTRACT SUPPLEMENT

                               HSBC Investor Funds
                                3435 Stelzer Road
                              Columbus, Ohio 43219


                                                                November 1, 2006

HSBC Investments (USA) Inc.
452 Fifth Avenue
18th Floor
New York, NY 10005

Dear Sirs:

         Re:  HSBC Investor Global Fixed Income Fund (U.S. Dollar Hedged)

         This will confirm the agreement between the undersigned (the "Trust") and HSBC Investments (USA) Inc. (the "Adviser") as follows:

         1. The Trust is an open-end management investment company organized as a Massachusetts business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate series of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. HSBC Investor Global Fixed Income Fund (U.S. Dollar Hedged) (the "Fund") is a separate investment portfolio of the Trust.

         2. The Trust and the Adviser have entered into an Investment Advisory Contract dated June 30, 2000 and amended and restated December 10, 2001 ("Advisory Contract") pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Advisory Contract.

         3. As provided in paragraph 1 of the Advisory Contract, the Trust hereby adopts the Advisory Contract with respect to the Fund and the Adviser hereby acknowledges that the Advisory Contract shall pertain to the Fund, the terms and conditions of the Advisory Contract being hereby incorporated herein by reference.

         4. The term "Covered Fund" as used in the Advisory Contract shall, for purposes of this Supplement, pertain to the Fund.

         5. As provided in paragraph 6 of the Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Fund pay the Adviser a monthly fee on the first business day of each month at the annual rate of 0.40% of the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month.

         6. This Supplement and the Advisory Contract (together, the "Contract") shall become effective with respect to the Fund effective as of November 1 , 2006 for the Fund and shall continue in effect with respect to the Fund, and shall continue in effect thereafter, but only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.

         If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                              Very truly yours,

                                              HSBC INVESTOR FUNDS


                                              By
                                                 ------------------------------
                                                 Name:
                                                 Title:

ACCEPTED:

HSBC INVESTMENTS (USA) INC.


By
   ------------------------------------
Title:

                     INVESTMENT ADVISORY CONTRACT SUPPLEMENT

                               HSBC Investor Funds
                                3435 Stelzer Road
                              Columbus, Ohio 43219


                                                                November 1, 2006

HSBC Investments (USA) Inc.
452 Fifth Avenue
18th Floor
New York, NY 10005

Dear Sirs:

         Re:  HSBC Investor Global Fixed Income Fund

         This will confirm the agreement between the undersigned (the "Trust") and HSBC Investments (USA) Inc. (the "Adviser") as follows:

         1. The Trust is an open-end management investment company organized as a Massachusetts business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate series of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. HSBC Investor Global Fixed Income Fund (the "Fund") is a separate investment portfolio of the Trust.

         2. The Trust and the Adviser have entered into an Investment Advisory Contract dated June 30, 2000 and amended and restated December 10, 2001 ("Advisory Contract") pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Advisory Contract.

         3. As provided in paragraph 1 of the Advisory Contract, the Trust hereby adopts the Advisory Contract with respect to the Fund and the Adviser hereby acknowledges that the Advisory Contract shall pertain to the Fund, the terms and conditions of the Advisory Contract being hereby incorporated herein by reference.

         4. The term "Covered Fund" as used in the Advisory Contract shall, for purposes of this Supplement, pertain to the Fund.

         5. As provided in paragraph 6 of the Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Fund pay the Adviser a monthly fee on the first business day of each month at the annual rate of 0.40% of the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month.

         6. This Supplement and the Advisory Contract (together, the "Contract") shall become effective with respect to the Fund effective as of November 1, 2006 for the Fund and shall continue in effect with respect to the Fund, and shall continue in effect thereafter, but only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.

         If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                              Very truly yours,

                                              HSBC INVESTOR FUNDS


                                              By
                                                 ------------------------------
                                                 Name:
                                                 Title:

ACCEPTED:

HSBC INVESTMENTS (USA) INC.


By
   ------------------------------------
Title: